EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Richard J. Lampen, the Interim President and Chief Executive Officer of Castle Brands Inc. (the ‘‘Registrant’’) and Alfred J. Small, Chief Financial Officer of the Registrant, each hereby certifies that:
     1. The Registrant’s Annual Report on Form 10-K for the period ended March 31, 2009 as amended by this Amendment No.1 to Annual Report on Form 10-K/A (the ‘‘Periodic Report’’) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: July 29, 2009

/s/ Richard J. Lampen	/s/ Alfred J. Small

Richard J. Lampen	Alfred J. Small
Interim President and Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)